                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                       Date of report: September 20, 2000
                        (Date of earliest event reported)

                Bear Stearns Commercial Mortgage Securities Inc.
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                         333-61783         13-3411414
(State or Other Jurisdiction      (Commission       (IRS Employer
of Incorporation)                 File Number)      Identification No.)

245 Park Avenue, New York, New York                      10167
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (212) 272-2000


          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         The Registrant hereby files the exhibits described in Item 7(c) of this Form 8-K and incorporates such exhibits into its registration statement on Form S-3 (registration number 333-61783).

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

      Exhibit No.  Description

      5.2          Opinion of Sidley & Austin with respect to the certificates.

      23.2         Consent of Sidley & Austin.*

      ----
      * Included in Exhibit 5.2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2000

                                            BEAR STEARNS COMMERCIAL MORTGAGE
                                            SECURITIES INC.


                                                By: /s/ Michael A. Forastiere
                                                -------------------------------
                                                Name:   Michael A. Forastiere
                                                Title:  Vice President

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                                  EXHIBIT INDEX

                           Item No. of
Page     Exhibit No.       Reg. S-K         Description
----     -----------       -----------      ------------------------------------------------------------
         5.2               5                Opinion of Sidley & Austin with respect to the certificates.

         23.2              23               Consent of Sidley & Austin.*

         ----
         * Included in Exhibit 5.2

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